                                                                    Exhibit 24
                    MODIFIED GUARANTEED ANNUITY CONTRACTS
                          TRAVELERS TARGET MATURITY
                                    TTM II


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS:


        That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                             /s/George C. Kokulis
                             Director, President and Chief Executive Officer The Travelers Life and Annuity Company

                    MODIFIED GUARANTEED ANNUITY CONTRACTS
                          TRAVELERS TARGET MATURITY
                                    TTM II


                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS:


        That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer and Chief Accounting Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                                    /s/Glenn D. Lammey
                                    Director, Chief Financial Officer and
                                    Chief Accounting Officer
                                    The Travelers Life and Annuity Company

                    MODIFIED GUARANTEED ANNUITY CONTRACTS
                          TRAVELERS TARGET MATURITY
                                    TTM II


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS:


        That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                                     /s/Marla Berman Lewitus
                                     Director
                                     The Travelers Life and Annuity Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                            TRAVELERS TARGET MATURITY
                                     TTM II


                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS:


        That I, WILLIAM R. HOGAN of Farmington, Connecticut, a Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                                     /s/William R. Hogan
                                     Director
                                     The Travelers Life and Annuity Company